UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 21, 2006


                              NEXTWAVE WIRELESS LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                         000-51958              14-1926116
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
         incorporation)                                      identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As disclosed in the Amendment No. 1 to Form 10 filed on June 29, 2006, NextWave Wireless LLC (the "Company") and NW Spectrum Co., a wholly-owned subsidiary of the Company, entered into an Acquisition Agreement (the "Acquisition Agreement"), dated May 9, 2006, among the Company, NW Spectrum Co., WCS Wireless, Inc. ("WCS"), Columbia WCS III, Inc. ("Columbia"), TKH Corp. ("TKH"), the stockholders of Columbia and TKH, and Columbia Capital, LLC, as stockholder representative. The Acquisition Agreement provided for the acquisition by the Company of all of the outstanding capital stock of (i) WCS by way of merger of WCS I Acquisition Corp., a wholly-owned subsidiary of NW Spectrum Co., with and into WCS and (ii) Columbia and TKH by way of acquisition of their respective capital stock by NW Spectrum Co. (collectively, the "Acquisition"), upon satisfaction or waiver of certain closing conditions. Columbia and TKH have not engaged in any business other than in connection with holding shares of WCS.

         On August 21, 2006, the Acquisition was consummated, whereupon WCS, Columbia and TKH became wholly-owned subsidiaries of the Company. The Company consummated the Acquisition using a portion of the proceeds from its recently completed private placement of senior secured notes, which provided it with $295 million of net proceeds available for the sole purpose of financing spectrum acquisitions and leases.

         Pursuant to the Acquisition Agreement, the Company paid $160.5 million in cash for WCS, Columbia and TKH, with $8 million of the cash being placed in escrow. The escrow fund will be available to compensate the Company for any losses it may incur as a result of any breach of the representations, warranties or covenants of WCS, Columbia or TKH contained in the Acquisition Agreement. The escrow fund will remain in place for six months after the closing.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 25, 2006
                                      NEXTWAVE WIRELESS LLC


                                      By:  /s/ Frank A. Cassou
                                         ---------------------------------------
                                           Frank A. Cassou
                                           Executive Vice President and
                                           Chief Legal Counsel


















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